Exhibit B-8(ii)

AMENDMENT NO. 1 TO REFUNDING AGREEMENT

(SERIES 1999-B)

This Amendment No. 1, dated as of December 16, 2005, to the Refunding Agreement (Series 1999-B) between Parish of St. Charles, State of Louisiana (the "Issuer") and Entergy Louisiana, Inc. a corporation of the State of Louisiana (the "Company"), dated as of October 1, 1999 (the "Refunding Agreement"), is entered into among the Issuer, the Company and JPMorgan Chase Bank, N.A. (successor to Chase Bank of Texas, National Association), as Trustee under the Trust Indenture, dated as of October 1, 1999, between the Issuer and the Trustee (the "Indenture"). All capitalized terms not herein defined shall have the meanings assigned to them in the Indenture.

WHEREAS, Section 10.4 of the Refunding Agreement provides that the Refunding Agreement may not be effectively amended, changed or modified, altered or terminated except in accordance with the provisions of the Indenture, and no amendment to the Refunding Agreement shall be binding upon either party to the Refunding Agreement until such amendment is reduced to writing and executed by both parties thereto; and

WHEREAS, Section 14.3 of the Indenture provides that the Issuer and the Company may enter into, with the consent of the Trustee but without the consent of the holders of the Bonds, any amendment, change, modification of the Refunding Agreement to cure any ambiguity, formal defect, omission or inconsistent provisions or to make a change that does not adversely affect the interests of the Bondholders;

WHEREAS, Section 14.4 of the Indenture provides that the Trustee is authorized to join with the Issuer in the execution and delivery of any amendment to the Refunding Agreement permitted by Article XIV of the Indenture, and in so doing shall be fully protected by a Favorable Opinion of Bond Counsel that such amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done;

WHEREAS, the Issuer and the Company now desire to amend the Refunding Agreement to cure ambiguity or to make a change which does not adversely affect the interests of the Bondholders.

NOW, THEREFORE, in consideration of the premises and the covenants and undertakings herein expressed, the parties hereto agree as follows:

  AMENDMENTS TO THE REFUNDING AGREEMENT

  SECTION 1. Section 1.1 of Article I of the Refunding Agreement is hereby modified by adding a definition of a "Corporation" after the definition of "Company" to read as follows:

  "Corporation" and "corporation" mean a corporation, association, company (including, without limitation, limited liability company) or business trust, in each case whose powers and purposes include performance of the Company's obligations under the Refunding Agreement, and references to "corporate" and other derivations of "corporation" herein shall be deemed to include appropriate derivations of such entities."

  SECTION 2. (A) In furtherance of the foregoing, references in the Refunding Agreement, to the corporate nature of the Company's existence shall, upon and after giving effect to a consolidation of the Company with, or merger of the Company with or into, or sale or other transfer of all or substantially all of its assets, as the case may be in accordance with the terms of the Refunding Agreement, be deemed to refer to the successor corporation.

  (B) The Refunding Agreement, shall be deemed amended and modified to the extent necessary to give effect to the foregoing. Except as amended and modified hereby, the Refunding Agreement, shall remain in full force and effect.

  REPRESENTATIONS OF the ISSUER AND THE COMPANY

  SECTION 1. Relying upon certain representations of the Company in Section 2 hereof, the Issuer hereby represents that this Amendment No. 1 has been permitted by Article XIV of the Indenture, has been duly authorized by the Issuer and all things necessary to make it a valid and binding agreement have been done, and the Issuer has obtained a Favorable Opinion of Counsel to the same effect.

  SECTION 2. The Company hereby represents that the execution and delivery by the Company of this Amendment No. 1 has been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board of Directors.

  MISCELLANEOUS

SECTION 1. Whenever in this Amendment No. 1 either of the parties hereto is named or referred to, this shall be deemed to include the successors and assigns of such party, and all covenants and agreements in this Amendment No. 1 contained by or on behalf of the Company, or by or on behalf of the Issuer or the Trustee, shall bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

SECTION 2. This Amendment No. 1 shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 3. The recitals contained herein shall be taken as the statements of the Company and the Issuer and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Amendment.

SECTION 4. This Amendment shall be governed by and construed in accordance with the laws of the jurisdiction which govern the Refunding Agreement and its construction.

IN WITNESS WHEREOF, the Issuer, the Company and the Trustee have caused this Amendment No. 1 to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.

PARISH OF ST. CHARLES, STATE OF LOUISIANA

By:_/s/ Albert D. Laque________________
Parish President

Attest:

_/s/ Barbara Jacob-Tucker
Secretary of the Parish Council

ENTERGY LOUISIANA, INC.

_/s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

Attest:

_/s/ Christopher T. Screen
Christopher T. Screen
Assistant Secretary

JPMORGAN CHASE BANK, N.A.
As Trustee

By: /s/ James D. Heaney
James D. Heaney
Vice President

Attest:

/s/ Diane Darconte
Diane Darconte
Trust Officer

Executed sealed and delivered by
JPMORGAN CHASE BANK, N.A.
in the presence of:

/s/ L. O'Brien
L. O'Brien

/s/ Albert Mari
Albert Mari

STATE OF LOUISIANA

                                                        } ss.:

PARISH OF ST. CHARLES

On this 8th day of December, 2005, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally appeared Albert D. Laque and Barbara Jacob-Tucker to me known to be the identical persons who executed the foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that they are the Parish President and the Secretary of the Parish Council of the Parish of St. Charles, State of Louisiana (the "Parish"), respectively; that the seal impressed beside their signatures on the foregoing instrument is the official seal of the Parish; that the aforesaid instrument was signed and sealed by them on this date on behalf of the Parish; and that the above-named persons acknowledge said instrument to be the free act and deed of the Parish.

/s/ Albert D. Laque
Parish President

/s/ Barbara Jacob-Tucker
Secretary of the Parish Council

WITNESSES:

/s/ Gregory E. Bush

/s/ Susan Wilson

/s/ Robert L. Raymond
Robert L. Raymond
Notary Public # 11408
Parish of St. Charles, State of Louisiana
My Commission is Issued for Life

STATE OF TEXAS

                                            } ss.:

COUNTY OF HARRIS

On this 13th day of December, 2005, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and County aforesaid, personally appeared Steven C. McNeal to me known to be the identical person who executed the foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he is the Vice President and Treasurer of Entergy Louisiana, Inc. (the "Company"), respectively; that the seal impressed beside his signature on the foregoing instrument is the official seal of the Company; that the aforesaid instrument was signed and sealed by him on this date on behalf of the Company; and that the above-named person acknowledges said instrument to be the free act and deed of the Company.

_/s/ Steven C. McNeal_________
Steven C. McNeal
Vice President and Treasurer

WITNESSES:

_/s/ Christina M. Edwards
Christina M. Edwards

_/s/ Joyce C. Neal
Joyce C. Neal

/s/ Dawn M. Miller
Dawn M. Miller
Notary Public
County of Harris, State of Texas
My Commission Expires: April 29, 2008

STATE OF MISSISSIPPI

                                                } ss.:

COUNTY OF HINDS

On this 14th day of December, 2005, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and County aforesaid, personally appeared Christopher T. Screen to me known to be the identical person who executed the foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he is the Assistant Secretary of Entergy Louisiana, Inc. (the "Company"), respectively; that the seal impressed beside his signature on the foregoing instrument is the official seal of the Company; that the aforesaid instrument was signed and sealed by him on this date on behalf of the Company; and that the above-named person acknowledges said instrument to be the free act and deed of the Company.

/s/ Christopher T. Screen
Christopher T. Screen
Assistant Secretary

WITNESSES:

/s/ Jennifer Favalora
Jennifer Favalora

/s/ Shannon K. Ryerson
Shannon K. Ryerson

/s/ Sharon A. Smith
Sharon A. Smith
Notary Public
County of Hinds, State of Mississippi
My Commission Expires: June 7, 2007

STATE OF NEW YORK

                                                    } ss.:

COUNTY OF NEW YORK

On this 14th day of December, 2005, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and County aforesaid, personally appeared James D. Heaney and Diane Darconte to me known to be the identical persons who executed the foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that they are Vice President and a Trust Officer of JPMORGAN CHASE BANK, N.A., as trustee (the "Trustee"); that the seal impressed beside their signatures on the foregoing instrument is the official seal of the Trustee; that the aforesaid instrument was signed and sealed by them on this date on behalf of the Trustee; and that the above-named persons acknowledge said instrument to be the free act and deed of the Trustee.

/s/ James D. Heaney
James D. Heaney
Vice President

/s/ Diane Darconte
Diane Darconte
Trust Officer

WITNESSES:

/s/ L. O'Brien
L. O'Brien

/s/ Albert Mari
Albert Mari

/s/ Emily Fayan
Emily Fayan
Notary Public, State of New York
No. 01FA4737006
Qualified in Kings County
Certificate Filed in New York County
Commission Expires Dec. 31, 2005